UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2024
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800 Corpus Christi, Texas	78401
(U.S. headquarters)	(Zip Code)

1830 – 1188 West Georgia Street Vancouver, British Columbia, Canada	V6E 4A2
(Canadian headquarters)	(Zip Code)

(Address of principal executive offices)

(361) 888-8235
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 8.01	Other Events

Uranium Energy Corp. has completed a S-K 1300 Technical Report Summary entitled “S-K 1300 Initial Assessment Report – Roughrider Uranium Project, Saskatchewan, Canada”, dated November 5, 2024, for its Roughrider Project.

A copy of such Technical Report Summary is attached as Exhibit 96.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description
23.1	Consent of Tetra Tech Canada Inc., dated November 7, 2024.
23.2	Consent of Understood Mineral Resources Ltd., dated November 7, 2024.
23.3	Consent of Terracon Geotechnique Ltd., dated November 7, 2024.
23.4	Consent of Snowden Optiro, dated November 7, 2024.
23.5	Consent of Clifton Engineering Group Ltd., dated November 7, 2024.
96.1	S-K 1300 Technical Report Summary entitled “S-K 1300 Initial Assessment Report – Roughrider Uranium Project, Saskatchewan, Canada”, dated November 5, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: November 7, 2024.	By:	/s/ Josephine Man
Josephine Man, Chief Financial Officer, Treasurer and Secretary
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